	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-1
	Distribution Number	38
	Beginning Date of Collection Period	01-Jun-04
	End Date of Collection Period	30-Jun-04
	Distribution Date	20-Jul-04
	Previous Distribution Date	21-Jun-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	11,383,862.73
	Available Distribution Amount	11,297,703.69
	Principal Collections	10,059,818.97
	Interest Collections (net of servicing fee)	1,237,884.72
	Collections of Interest (net of servicing fee and principal recoveries)	1,214,544.53
	Servicing Fee	86,159.04
	Principal recoveries	23,340.19
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	11,383,862.73
	Interest Paid to Certificates	179,087.48
	Principal Paid to Certificates	7,145,943.68
	Equity Certificate	3,972,672.53
	Servicing Fee	86,159.04

	Pool Balance
	Begin Principal Balance	206,781,705.72
	Principal Collections (including repurchases)	10,059,818.97
	Additional Principal Reduction Amount	605,768.61
	End Principal Balance	196,116,118.14

	Collateral Performance
	Cash Yield (% of beginning balance)	7.55%
	Charge off Rate (net of principal recoveries; % of beginning balance)	3.38%
	Net Yield	4.17%

	Delinquent Loans
	30-59 days principal balance of loan	9,554,053.04
	30-59 days number of loans	118
	60-89 days principal balance of loan	1,544,914.50
	60-89 days number of loans	22
	90+ days principal balance of loan	12,078,352.77
	90+ days number of loans	167

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	2,898
	Number of HEL outstanding (EOP)	2,786
	Principal balance of REO as of the end of the collection period	3,476,753.16
	Number of loans that went into REO during the collection period	9
	Principal balance of loans that went into REO during the collection period	667,702.57

	Overcollateralization
	Begin OC Amount	68,237,962.89
	OC Release Amount	3,519,643.90
	Extra Principal Distribution Amount	-
	End OC Amount	64,718,318.99

	Target OC Amount	64,718,318.99
	Interim OC Amount	68,237,962.89
	Interim OC Deficiency	-

	Monthly Excess Cashflow	453,028.63
	Principal Distribution Amount	6,540,175.07
	Principal Collections	10,059,818.97
	OC Release Amount	3,519,643.90

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance	18.33%

	Interest Calculations
	1 month LIBOR	1.28000%
	Class A Formula Rate (1 mo Libor plus 29bps)	1.57000%
	Class A Pass-Through Rate	1.57000%
	Class M Formula Rate (1 mo Libor plus 55bps)	1.83000%
	Class M Pass-Through Rate	1.83000%
	Available Funds Cap	10.00720%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	10.214616
	2. Principal Distribution per $1,000	9.970139
	3. Interest Distribution per $1,000	0.244477

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	1.57000%
	2. Days in Accrual Period	29

	3. Class A Interest Due	151,861.83
	4. Class A Interest Paid	151,861.83

	5. Class A Interest Carry Forward Amount Paid	0.00
	6. Class A Supplemental Interest Amount Paid	0.00

	7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	120,075,243.76
	2. Class A Principal Due	6,193,151.19
	3. Class A Principal Paid	6,193,151.19
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A Unpaid Principal Carry Forward Amount	0.00
	6. Class A Principal Balance, EOP	113,882,092.57

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.1833348
	8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5806871

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	10.255527
	2. Principal Distribution per $1,000	9.970620
	3. Interest Distribution per $1,000	0.284906

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	1.83000%
	2. Days in Accrual Period	29

	3. Class M Interest Due	27,225.65
	4. Class M Interest Paid	27,225.65

	5. Class M Interest Carry Forward Amount Paid	0.00
	6. Class M Supplemental Interest Amount Paid	0.00

	7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	18,468,499.07
	2. Class M Principal Due	952,792.49
	3. Class M Principal Paid	952,792.49
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	17,515,706.58

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.1832954
	8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0893129

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on July 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 17th day of July, 2004.

	HOUSEHOLD FINANCE CORPORATION
	as Servicer

	By: /s/ Steven H. Smith
	Title: Servicing Officer